Exhibit 10.3
AMENDED AND RESTATED MASTER SECURITIES PLEDGE AGREEMENT
     This AMENDED AND RESTATED MASTER SECURITIES PLEDGE AGREEMENT (this “Agreement”) is made as of June 30, 2010 by and among HARRIS INTERACTIVE INC., a Delaware corporation (hereinafter, the “Borrower”), HARRIS INTERACTIVE INTERNATIONAL INC., a Delaware corporation (“Harris International”), WIRTHLIN WORLDWIDE, LLC, a Delaware limited liability company (“Wirthlin Worldwide”), THE WIRTHLIN GROUP INTERNATIONAL, L.L.C., a Delaware limited liability company (“Wirthlin Group”), LOUIS HARRIS & ASSOCIATES, INC., a New York corporation (“Louis Harris”), HARRIS INTERACTIVE ASIA, LLC, a Delaware limited liability company (“Harris Asia”), GSBC OHIO CORPORATION, an Ohio corporation (“GSBC”) and each other party as shall from time to time become a party hereto pursuant to Section 24 hereof (each other party, Borrower, Harris International, Wirthlin Worldwide, Wirthin Group, Louis Harris, Harris Asia and GSBC being hereafter referred to from time to time, individually, as a “Pledgor” and collectively, as the “Pledgors”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as administrative agent (hereinafter, in such capacity, the “Administrative Agent”) for itself and the other Secured Parties, including the lending institutions (hereinafter, collectively, the “Lenders”) which are or may become party to that certain Amended and Restated Credit Agreement, dated as of June 30, 2010 (as amended, supplemented, restated, or otherwise modified and in effect from time to time, the “Credit Agreement”) among the Borrower, the Lenders party thereto, the Issuing Bank and the Administrative Agent.
WHEREAS, the Borrower, the lenders party thereto (the “Existing Lenders”), and the Administrative Agent, as administrative agent for the Existing Lenders, are parties to that certain Credit Agreement dated as of September 21, 2007 (as amended, the “Existing Credit Agreement”), pursuant to which the Existing Lenders have made loans and other extensions of credit to the Borrower;
WHEREAS, the Borrower, the Lenders, the Issuing Bank and the Administrative Agent have agreed to amend and restate the Existing Credit Agreement in its entirety pursuant to the Credit Agreement, and the Existing Credit Agreement shall remain in full force and effect only as set forth in the Credit Agreement;
WHEREAS pursuant to a Master Securities Pledge Agreement, dated as of February 5, 2009, by and among the Pledgors and the Administrative Agent (as amended and in effect from time to time, the “Existing Pledge Agreement”), each Pledgor granted to the Administrative Agent for the benefit of the Secured Parties, a pledge of and security interest in the capital stock of certain of its subsidiaries in order to secure the payment and performance in full of all the Obligations;

     WHEREAS, each Pledgor is the direct legal and beneficial owner of all of the issued and outstanding Equity Interests of each of the Issuers opposite such Pledgor’s name on Annex A hereto; and
     WHEREAS, it is a condition precedent to the Lenders’ making of Loans and otherwise extending credit to the Issuing Bank issuing, extending, or renewing Letters of Credit for the benefit of the Borrower under the Credit Agreement and in connection therewith permitting certain transactions involving the Pledgors and their respective Subsidiaries thereunder that the Pledgors execute and deliver to the Administrative Agent, for the benefit of the Secured Parties and the Administrative Agent, an amended and restated pledge agreement in substantially the form hereof; and
     WHEREAS, each Pledgor wishes to continue and confirm the grants of pledges and security interests in favor of the Administrative Agent, for the benefit of the Secured Parties and the Administrative Agent, as herein provided; and
     WHEREAS, the Pledgors and the Administrative Agent now wish to amend and restate the Existing Pledge Agreement for the benefit of the Secured Parties and the Administrative Agent as herein provided, which shall supersede the Existing Pledge Agreement.
     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Pledge Agreement is hereby amended and restated as follows:
     1. Pledge of Securities, etc.
     1.1. Pledge of Securities. Each Pledgor hereby (a) ratifies and affirms the grant and pledge of security interests made pursuant to the Existing Pledge Agreement, and (b) to the extent not covered in (a), pledges, assigns, grants a security interest in, and delivers to the Administrative Agent, for the benefit of the Secured Parties and the Administrative Agent, all the right, title and interest of such Pledgor in and to all of the Equity Interests of the Issuers of every class, including without limitation the Equity Interests listed on Annex A hereto, whether now owned or hereafter acquired or arising, and with respect to any Issuer which is a limited liability company or partnership, (a) all payments or distributions, whether in cash, property or otherwise, at any time owing or payable to such Pledgor on account of its interest as a member or partner, as the case may be, in any Issuer or in the nature of a management, investment banking or other fee paid or payable by any of the Issuer to such Pledgor, (b) all of such Pledgor’s rights and interests under each of the partnership agreements or operating agreements, as applicable, including all voting and management rights and all rights to grant or withhold consents or approvals, (c) all rights of access and inspection to and use of all books and records, including computer software and computer software programs, of each of such Issuers, (d) all other rights, interests, property or claims to which such Pledgor may be entitled in its capacity as a partner or a member of any Issuer, and (e) all proceeds, income from, increases in and products of any of the foregoing to be held by the Administrative Agent, for the benefit of the Secured Parties and the Administrative Agent, subject to the terms and conditions hereinafter set forth. The certificates for such Equity Interests of every class of the capital stock of the Issuers, to the extent that such interests are represented by certificates, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by such Pledgor, have been delivered to the Administrative Agent, and each Pledgor shall have taken all actions as required by applicable law to create and maintain a legal, valid, and enforceable first priority security interest in the Securities Collateral. The Pledgors will pledge to the Administrative Agent, for the benefit of the Secured Parties and the Administrative Agent, all the issued and outstanding Equity Interests of each Foreign Subsidiary, except, to the extent such pledge of the Equity Interest of any Foreign Subsidiary that qualifies as a controlled foreign corporation within the meaning of Section 951 of the Code would result in any material adverse tax consequence or duty, in which case, the applicable Pledgor will pledge to the Administrative Agent, for the benefit of the Secured Parties and the Administrative Agent, 66% of the voting Equity Interests and 100% of the non-voting Equity Interests of each such Foreign Subsidiary.
     1.2. Additional Securities. In case any Pledgor shall acquire any capital stock or other equity interest of any Issuer or corporation, partnership, limited liability company or other entity which is the successor of any Issuer, or any securities exchangeable for or convertible into shares of such capital stock or other equity interest of any class of any Issuer, by purchase, stock dividend, stock split or otherwise, then such capital stock or other equity interests shall be subject to the pledge, assignment and security interest granted to the Administrative Agent, for the benefit of the Secured Parties and the Administrative Agent, under this Agreement, except, to the extent such pledge of the Equity Interest of any Foreign Subsidiary that qualifies as a controlled foreign corporation within the meaning of Section 951 of the Code would result in any material adverse tax consequence or duty, in which case, the applicable Pledgor will pledge to the Administrative Agent, for the benefit of the Secured Parties and the Administrative Agent, 66% of the voting Equity Interests and 100% of the non-voting Equity Interests of each such Foreign Subsidiary. Such Pledgor shall forthwith deliver to the Administrative Agent any certificates therefor, accompanied by stock powers or other appropriate instruments of assignment duly executed by such Pledgor in blank, and shall take all action necessary or advisable in the reasonable opinion of the Administrative Agent to create and maintain a legal, valid, and enforceable first priority security interest in such Securities Collateral under applicable law. Each Pledgor agrees that the Administrative Agent may from time to time attach as Annex A hereto an updated list of the shares of capital stock or other equity interests at the time pledged with the Administrative Agent hereunder.

     1.3. Pledge of Cash Collateral Account. Each Pledgor also hereby pledges, assigns, grants a security interest in, and delivers to the Administrative Agent, for the benefit of the Secured Parties and the Administrative Agent, the Cash Collateral Account and all of the Cash Collateral as such terms are hereinafter defined.
     1.4. Waiver of Certain Partnership Agreement, Operating Agreement or Other Governing Documents Provisions. Each Pledgor irrevocably waives any and all provisions of the partnership agreements, operating agreements, memorandum and articles of association or other applicable agreements of each Issuer (as applicable) that (a) prohibit, restrict, condition or otherwise affect the grant hereunder of any Lien on any of the Securities Collateral (as such term is hereinafter defined) or any enforcement action which may be taken in respect of any such Lien or (b) otherwise conflict with the terms of this Agreement.
     2. Definitions. The term “Obligations” and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement. Terms used herein and not defined in the Credit Agreement or otherwise defined herein that are defined in the UCC (as defined below) have such defined meanings herein (with terms used in Article 9 controlling over terms used in another Article), unless the context otherwise indicates or requires, and the following terms shall have the following meanings:
Cash Collateral. See Section 4.
Cash Collateral Account. See Section 4.
Issuers. Shall mean the corporations, limited liability companies, limited partnerships, general partnerships and any other Person now owned or hereafter acquired (whether in connection with any recapitalization, reclassification or reorganization of the capital of any such company or any successors in interest thereto) by any Pledgor, including, without limitation, the corporations, limited liability companies, limited partnerships, general partnerships or such other Person listed on Annex A attached hereto.
Securities. Includes the shares of stock, membership interests, partnership interests or other equity interests described in Annex A attached hereto and any additional shares of stock, membership interests, partnership interests or other equity interests at the time pledged to the Administrative Agent hereunder and the interests described in clauses (a)-(e) of Section 1.1 and Section 1.2 of this Agreement.
Securities Collateral. Equity Interests of the Issuers, including without limitation the Equity Interests identified on Annex A hereto (which may be amended, updated or otherwise modified from time to time) and the property at any time pledged to the Administrative Agent hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, including without limitation that included in Cash Collateral. The term does not include any income, increases or proceeds received by any Pledgor to the extent expressly permitted by Section 7.
Time Deposits. See Section 4.
UCC. The Uniform Commercial Code as the same may from time to time be in effect in the State of New York (and each reference in this Agreement to an Article thereof shall refer to that Article as from time to time in effect); provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, non-perfection or priority of the Administrative Agent’s security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code (including the Articles thereof) as in effect at such time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, non-perfection or priority and for purposes of definitions related to such provisions.
     3. Security for Obligations. This Agreement and the security interest in and pledge of the Securities Collateral hereunder are made with and granted to the Administrative Agent, for the benefit of the Secured Parties and the Administrative Agent, as security for the payment and performance in full of all the Obligations (including all such Obligations which would become due but for the operation of the automatic stay pursuant to §362(a) of the Federal Bankruptcy Code and the operation of §§502(b) and 506(b) of the Federal Bankruptcy Code).
     4. Liquidation, Recapitalization, etc.
     4.1. Distributions Paid to Administrative Agent. Any sums or other property paid or distributed upon or with respect to any of the Securities, whether by dividend or redemption or upon the liquidation or dissolution of the Issuer thereof or otherwise, shall, except to the limited extent provided in Section 7, be paid over and delivered to the Administrative Agent to be held by the Administrative Agent, for the benefit of the Secured Parties and the Administrative Agent, as security for the payment and performance in full of all of the Obligations. In case, pursuant to the recapitalization or reclassification of the capital of the Issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Securities or any property shall be distributed upon or with respect to any of the Securities, the property so distributed shall be delivered to the Administrative Agent, for the benefit of the Secured Parties and the Administrative Agent, to be held by it as security for the Obligations. Except to the limited extent provided in Section 7, all sums of money and property paid or distributed in respect of the Securities, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by any Pledgor shall, until paid or delivered to the Administrative Agent, be held in trust for the Administrative Agent, for the benefit of the Secured Parties and the Administrative Agent, as security for the payment and performance in full of all of the Obligations.

     4.2. Cash Collateral Account. All sums of money that are delivered to the Administrative Agent pursuant to this Section 4 shall be deposited into (as security for the payment and performance in full of all of the Obligations) an interest bearing account with the Administrative Agent or, if the Administrative Agent is not the depositary bank, to an interest bearing account in the name of the Administrative Agent, for the benefit of the Secured Parties and the Administrative Agent, as customer with a depositary bank satisfactory to the Administrative Agent (any such account, whether maintained with the Administrative Agent or in the Administrative Agent’s name as customer being herein referred to as the “Cash Collateral Account”). Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, including, without limitation, certificates of deposit issued by the Administrative Agent (such certificates of deposit or other time deposits being hereinafter referred to, collectively, as “Time Deposits”), that are satisfactory to the Administrative Agent after consultation with the applicable Pledgor, provided, that, in each such case, arrangements satisfactory to the Administrative Agent are made and are in place to perfect and to insure the first priority of the Administrative Agent’s security interest therein. Interest earned on the Cash Collateral Account and on the Time Deposits, and the principal of the Time Deposits at maturity that is not invested in new Time Deposits, shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Time Deposits, any and all instruments or other writings evidencing Time Deposits and any and all proceeds or any thereof are hereinafter referred to as the “Cash Collateral.”
     4.3. Pledgors’ Rights to Cash Collateral, etc. Except as otherwise expressly provided in Section 18, no Pledgor shall have the right to withdraw sums from the Cash Collateral Account, to receive any of the Cash Collateral or to require the Administrative Agent to part with the Administrative Agent’s possession of any instruments or other writings evidencing any Time Deposits.
     5. Warranty of Title; Authority. Each Pledgor hereby represents and warrants that: (a) such Pledgor has good and marketable title to, and is the sole record and beneficial owner of, the Securities described in Section 1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement, (b) with respect to Issuers which are partnerships and limited liability companies, such Pledgor is a duly constituted partner or member, as the case may be, of such partnership or limited liability company, as the case may be, pursuant to the partnership agreement or operating agreement, as the case may be, of such Issuer, (c) all of the Securities described in Section 1 are validly issued, fully paid and non-assessable (or the foreign equivalent thereof, as applicable), (d) such Pledgor has full corporate, limited liability company or other necessary power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Securities Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting and enforcement (where applicable) of a security interest in the Securities Collateral hereunder have been duly authorized by all necessary corporate, limited liability company or other action and do not contravene any law, rule or regulation or any provision of such Pledgor’s charter documents, operating agreement, partnership agreement, by-laws or other governing document or of any judgment, decree or order of any tribunal or of any agreement or instrument to which such Pledgor is a party or by which it or any of its property is bound or affected or constitute a default thereunder, (e) the information set forth in Annex A hereto relating to the Securities is true, correct and complete in all respects, and (f) such Pledgor has no obligation to make any contribution, capital call or other payment to any Issuer with respect to the Securities. Each Pledgor further represents and warrants that except as previously disclosed to the Administrative Agent, none of the Securities Collateral consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a Financial Asset. Each Pledgor further makes each of the representations and warranties applicable to it under the Credit Agreement and each other Loan Document, and each such representation and warranty is hereby incorporated herein by reference and made a part hereof. Each Pledgor covenants that it will defend the rights of the Secured Parties and the Administrative Agent and security interest of the Administrative Agent, for the benefit of the Secured Parties and the Administrative Agent, in such Securities against the claims and demands of all other persons whomsoever. Each Pledgor further covenants that it will have the like title to and right to pledge and grant a security interest in the Securities Collateral hereafter pledged or in which a security interest is granted to the Administrative Agent hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Secured Parties and the Administrative Agent. Each Pledgor further covenants that such Pledgor shall not, without executing and delivering, or causing to be executed and delivered, to the Administrative Agent such agreements, documents and instruments as the Administrative Agent may reasonably require, issue or acquire any Equity Interest consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a Financial Asset.
     6. Loan Document Terms. Each Pledgor shall at all times comply with the covenants and other obligations, including the Obligations, applicable to it under the Credit Agreement and each other Loan Document, and each such covenant and other obligation is hereby incorporated herein by reference and made a part hereof.
     7. Dividends, Voting, etc., Prior to Maturity. So long as no Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to receive all sums of money and property, except for additional Securities, paid or distributed in respect of the Securities, whether as a dividend or upon a liquidation, dissolution, recapitalization or reclassification or otherwise in respect of the Securities, to vote the

Securities (subject to the last sentence of this paragraph) and to give consents, waivers and ratifications in respect of the Securities; provided, however, that no vote shall be cast or consent, waiver or ratification given by such Pledgor if the effect thereof could reasonably be expected to impair any of the Securities Collateral or be inconsistent with or result in any violation of any of the provisions of the Credit Agreement, the Notes or any of the other Loan Documents. All such rights of such Pledgor to receive sums of money and property, except for additional Securities, paid or distributed in respect of the Securities shall cease in case an Event of Default shall have occurred and be continuing. All such rights of such Pledgor to vote and give consents, waivers and ratifications with respect to the Securities shall, at the Administrative Agent’s option, as evidenced by the Administrative Agent’s notifying such Pledgor of such election, cease in case an Event of Default shall have occurred and be continuing.
     8. Remedies.
     8.1. In General. If an Event of Default shall have occurred and be continuing, the Administrative Agent shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the UCC and any other applicable law (including under the Securities Act of 1933, as amended (the “Securities Act”) (or the foreign law equivalent thereof)), all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Administrative Agent deems expedient:
     (a) if the Administrative Agent so elects and gives notice of such election to the Pledgors, the Administrative Agent may exercise any management or voting rights relating to the Securities (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Administrative Agent so elects, for the liquidation of the assets of the Issuer thereof or for the amendment or modification of any of the charter, by-laws, operating agreements, partnership agreements, memorandum and articles of association or other governing documents, and give all consents, waivers and ratifications in respect of the Securities and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Administrative Agent its proxy and attorney-in-fact, with full power of substitution, to do so);
     (b) the Administrative Agent may demand, sue for, collect or make any compromise or settlement the Administrative Agent deems suitable in respect of any Securities Collateral;
     (c) the Administrative Agent may sell, resell, assign and deliver, or otherwise dispose of any or all of the Securities Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Administrative Agent thinks expedient, all without demand for performance by such Pledgor or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;
     (d) the Administrative Agent may cause all or any part of the Securities held by it to be transferred into its name or the name of its nominee or nominees or to cause such Securities to be registered under the Securities Act or any other applicable law; and
     (e) the Administrative Agent may set off against the Obligations any and all sums deposited with it or held by it, including without limitation, any sums standing to the credit of the Cash Collateral Account and any Time Deposits issued by the Administrative Agent.
     8.2. Sale of Securities Collateral. In the event of any sale or other disposition of the Securities Collateral as provided in clause (c) of Section 8.1, and to the extent that any notice thereof is required to be given by law, the Administrative Agent shall give to Pledgors at least ten (10) days prior authenticated notice of the time and place of any public sale or other disposition of the Securities Collateral or of the time after which any private sale or any other intended disposition is to be made. Each Pledgor hereby acknowledges that ten (10) days prior authenticated notice of such sale or other disposition or sales or other dispositions shall be reasonable notice. The Administrative Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by Pledgors, to the fullest extent permitted by law). The Administrative Agent may buy or otherwise acquire any part or all of the Securities Collateral at any public sale or other disposition and if any part or all of the Securities Collateral is of a type customarily sold or otherwise disposed of in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Administrative Agent may buy or otherwise acquire at private sale or other disposition and may make payments thereof by any means. The Administrative Agent may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys’ fees, travel and all other expenses which may be incurred by the Administrative Agent or any Secured Party in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations pursuant to Section 7.2 of the Credit Agreement. Only after such applications, and after payment by the Administrative Agent of any amount required by §9-608(a)(1)(C) or §9-615(a)(3) of the UCC, need the Administrative Agent account to Pledgors for any surplus.
     8.3. [Intentionally Omitted.]

     8.4. Private Sales. Each Pledgor recognizes that the Administrative Agent may be unable to effect a public sale or other disposition of the Securities by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. Each Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Securities for the period of time necessary to permit the Issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the Issuer would agree to do so. Any such sale of all or a portion of the Securities Collateral may be for cash or on credit or for future delivery and may be conducted at a private sale where the Administrative Agent or any other person or entity may be the purchaser of all or part of the Securities Collateral so sold. Subject to the foregoing, the Administrative Agent agrees that any sale of the Securities shall be made in a commercially reasonable manner, and each Pledgor agrees to use its best efforts to cause the Issuer or Issuers of the Securities contemplated to be sold, to execute and deliver, and cause the directors (or other analogous persons) and officers of such Issuer to execute and deliver, all at such Pledgor’s expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Administrative Agent, advisable to exempt such Securities from registration under the provisions of the Securities Act (or the foreign law equivalent thereof), and to make all amendments to such instruments and documents which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act (or the foreign law equivalent thereof) and the rules and regulations of the Securities and Exchange Commission (or the foreign law equivalent thereof) applicable thereto. Each Pledgor further agrees to use its best efforts to cause such Issuer or Issuers to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which the Administrative Agent shall designate and, if required, to cause such Issuer or Issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act (or the foreign law equivalent thereof).
     8.5. Pledgors’ Agreements, etc. Each Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary on the part of such Pledgor or with respect to the Issuer of the Securities to make any sales of any portion or all of the Securities pursuant to this Section 8 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto, all applicable state securities or “Blue Sky” laws and, in respect of each of the foregoing, the foreign law equivalent thereof), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Pledgor’s expense. Each Pledgor further acknowledges its obligation for payment of any deficiency remaining beyond the amount of the sale price of the Securities Collateral, or any of them, less any payment or expenses incurred by the Administrative Agent or any Secured Party in connection with such sale, and each Pledgor will promptly pay the amount of any such deficiency to the Administrative Agent. Nothing contained in this Agreement shall be construed to require the Administrative Agent to take any action with respect to the Securities Collateral, whether by way of foreclosure or otherwise and except as required by the applicable partnership agreement or operating agreement, in order to permit the Administrative Agent to become a substitute partner or member of the Issuers, as the case may be, under the applicable partnership agreement or operating agreement. Each Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Administrative Agent and the Secured Parties, that the Administrative Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against such Pledgor by the Administrative Agent and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants to the extent it lawfully may.
     9. Marshalling. None of the Administrative Agent nor any Secured Party shall be required to marshal any present or future collateral security for (including but not limited to this Agreement and the Securities Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of the Administrative Agent’s rights hereunder and of the Secured Parties and the Administrative Agent in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Pledgor hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Administrative Agent’s rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may such Pledgor hereby irrevocably waives the benefits of all such laws.
     10. Pledgors’ Obligations Not Affected. The obligations of each Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Administrative Agent or any Secured Party of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (b) any amendment to or modification of the Credit Agreement, any Note, the other Loan Documents or any of the Obligations; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations, including, without limitation, any of the

Collateral Documents; or (d) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not such Pledgor shall have notice or knowledge of any of the foregoing, such Pledgor hereby generally waiving all suretyship defenses to the extent applicable. Under no circumstances shall the Administrative Agent, any of the Secured Parties or any holder of any of the Obligations as such be deemed to be a shareholder, member, partner or other equity holder of any of the Issuers by virtue of the provisions of this Agreement unless expressly agreed to in writing by the Administrative Agent or such Lender or such holder.
     11. Transfer, etc., by Pledgors. Except as expressly permitted under the Credit Agreement, without the prior written consent of the Administrative Agent, no Pledgor will sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Securities Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement.
     12. Further Assurances. Each Pledgor will do all such acts, and will furnish to the Administrative Agent all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate and other company approvals and will do or cause to be done all such other things as the Administrative Agent may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Secured Parties and the Administrative Agent hereunder, all without any cost or expense to any Administrative Agent or any Secured Party. Each Pledgor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction (or the foreign law equivalent thereof) any initial financing statements and amendments thereto that (a) indicate the Collateral as the Securities Collateral or words of similar effect, or as being of equal or lesser scope or in greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the jurisdiction of the filing office for the sufficiency or filing office acceptance of any financing statement or amendment or any other applicable law, including whether such Pledgor is an organization, the type of organization and any organization identification number issued to such Pledgor. Each Pledgor agrees to furnish any such information to the Administrative Agent promptly upon request. Each Pledgor also ratifies its authorization for the Administrative Agent to have filed in any Uniform Commercial Code jurisdiction (or the foreign law equivalent thereof) any like initial financing statements or amendments thereto if filed prior to the date hereof. Each Pledgor will not permit to be effected any amendment of its Organization Documents that would impair in any respects any right, remedy, or benefit of the Administrative Agent and Secured Parties hereunder, provided that copies of any such amendment shall promptly (but in any event within three (3) Business Days after execution thereof, and to the extent applicable, certified copies thereof)) be delivered to the Administrative Agent.

     13. Administrative Agent’s Exoneration. Under no circumstances shall the Administrative Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Securities Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Securities Collateral and (b) after a Default or an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. Neither the Administrative Agent nor any Secured Party shall be required to take any action of any kind to collect, preserve or protect its or any Pledgor’s rights in the Securities Collateral or against other parties thereto. The Administrative Agent’s prior recourse to any part or all of the Securities Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations. This Agreement constitutes a pledge of the Securities Collateral and any other applicable collateral hereunder only, and not an assignment of any duties or obligations of Pledgors with respect thereto, and by its acceptance hereof and whether or not the Administrative Agent shall have exercised any of its rights or remedies hereunder, none of the Administrative Agent or the Secured Parties undertakes to perform or discharge, and none of the Administrative Agent or the Secured Parties shall be responsible or liable for the performance or discharge of any such duties or responsibilities, including, without limitation, for any capital calls. Each Pledgor agrees that, notwithstanding the exercise by the Administrative Agent of any of its rights hereunder, such Pledgor shall remain liable nonetheless for the full and prompt performance of all of such Pledgor’s obligations and liabilities under any operating agreement, limited partnership agreement, or similar document evidencing or governing any units of membership interest or limited partnership interest in any limited liability company or limited partnership included in the Securities Collateral. Under no circumstances shall the Administrative Agent, any of the Secured Parties or any holder of any of the Obligations as such be deemed to be a member, limited partner, or other equity owner of any of the Issuers by virtue of the provisions of this Agreement unless expressly agreed to in writing by the Administrative Agent or such Secured Party or holder. Without limiting the generality of the foregoing, none of the Administrative Agent or the Secured Parties shall have any fiduciary duty as such to Pledgors or any other equity owner of any of the Issuers by reason of this Agreement, whether by virtue of the security interests and liens hereunder, or any enforcement action in respect of such security interests and liens, unless and until the Administrative Agent or such Secured Party is actually admitted to the applicable Issuer as a substitute member or substitute equity owner thereof after exercising enforcement rights under part 6 of Article 9 of the Uniform Commercial Code in effect in the applicable jurisdiction, under any applicable law or otherwise.
     14. Amendments, etc. No amendment to or waiver of any provision of this Agreement, nor consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be made in accordance with Section 9.2(b) of the Credit Agreement and with the consent of the Administrative Agent and the applicable Pledgor, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No act, failure or delay by the Administrative Agent shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Administrative Agent of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.
     15. Pledgor Waiver. Each Pledgor hereby waives promptness, diligence, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and any other notice with respect to any of the Obligations and this Agreement and any requirement that any Secured Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against any Loan Party or any other Person (including any other guarantor) or any collateral securing the Obligations, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, and all surety defenses generally.
     16. Registration and Filing. Each Pledgor (a) has caused each Issuer to duly register the security interests granted hereby on the respective books of such Issuer and has furnished the Administrative Agent with evidence thereof, (b) has duly executed and caused any financing statements to be filed with respect to the Securities Collateral in such a manner and in such places as may be required by law in order to fully protect the rights of the Administrative Agent and the Secured Parties hereunder, and (c) will cause any financing statements with respect to the Securities Collateral at all times to be kept recorded and filed at each of the respective Issuers’ expense in such a manner and in such places as may be required by law in order to fully perfect the interests and protect the rights of the Administrative Agent and the Secured Parties hereunder.
     17. Notice, etc. All notices, requests and other communications hereunder shall be made in the manner set forth in Section 9.1 of the Credit Agreement.
     18. Termination. Upon final payment and performance in full in cash of the Obligations, the termination of all lending and other credit commitments of the Administrative Agent and the Secured Parties in respect thereof (including all outstanding Letters of Credit), and the termination of the Credit Agreement and the other Loan Documents, this Agreement shall terminate and the Administrative Agent shall, at Pledgors’ request and expense, return such Securities Collateral in the possession or control of the Administrative Agent as has not theretofore been disposed of pursuant to the provisions hereof.
     19. Overdue Amounts. Until paid, all amounts due and payable by Pledgors hereunder shall be a debt secured by the Securities Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.
     20. Inconsistencies With Credit Agreement. In the event that any terms hereof are inconsistent with the terms of the Credit Agreement, the terms of the Credit Agreement shall control solely to the extent of any such conflict.

     21. Governing Law; Entire Agreement. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE §§ 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
     22. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, ANY OTHER SECURED PARTY OR ANY PLEDGOR IN CONNECTION HEREWITH MAY BE BROUGHT AND MAINTAINED IN THE SUPREME COURT OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH SECURITIES COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PLEDGOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTCIES IN SECTION 9.1 OF THE CREDIT AGREEMENT. EACH PLEDGOR HEREBY EXPRESSLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EXCEPT AS PROHIBITED BY LAW, EACH PLEDGOR HEREBY WAIVES ANY RIGHT SUCH PERSON MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. TO THE EXTENT ANY PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     23. Waiver of Jury Trial; Certain Damages. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECLTY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT, OR OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     24. Additional Pledgors. The Borrower and Subsidiaries of the Borrower (“Additional Pledgors”) may hereafter become parties to this Agreement by executing a counterpart hereof, and there shall be no need to re-execute, amend or restate this Agreement in connection therewith. Upon such execution and delivery by any Additional Pledgor, such Additional Pledgor shall be deemed to have made the representations and warranties set forth in Sections 5 and 6 hereof, and shall be bound by all of the terms, covenants and conditions hereof to the same extent as if such Additional Pledgor had executed this Agreement as of the date hereof, and the Administrative Agent, for itself and the benefit of the Secured Parties, shall be entitled to all of the benefits of such Additional Pledgor’s obligations hereunder.
     25. Headings. The various headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.
     26. Execution in Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Agreement
     27. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
     28. Miscellaneous. This Agreement and all rights and obligations hereunder shall be binding upon each Pledgor and its respective successors and assigns, and shall inure to the benefit of the Administrative Agent and the Secured Parties and their respective successors and assigns. Each Pledgor acknowledges receipt of a copy of this Agreement.
     29. Transitional Arrangements. This Agreement shall amend and restate in its entirety the Existing Pledge Agreement on the Effective Date. On the Effective Date, all the rights and obligations of the respective parties under the Existing Pledge Agreement shall be subsumed within and governed by this Agreement; provided, that the provisions of the Existing Pledge Agreement shall remain in full force and effect prior to the Effective Date, and that the security interests granted pursuant to the Existing Pledge Agreement shall continue to be in effect hereunder as set forth in §1.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, intending to be legally bound, each Pledgor and the Administrative Agent have caused this Agreement to be executed as of the date first above written.

HARRIS INTERACTIVE INC.
By:	/s/ Eric W. Narowski
	Name:	Eric W. Narowski
	Title:	Interim Chief Financial Officer

HARRIS INTERACTIVE INTERNATIONAL INC.
By:	/s/ Eric W. Narowski
	Name:	Eric W. Narowski
	Title:	Interim Chief Financial Officer

WIRTHLIN WORLDWIDE, LLC By Harris Interactive Inc., its sole Member
By:	/s/ Eric W. Narowski
	Name:	Eric W. Narowski
	Title:	Interim Chief Financial Officer

THE WIRTHLIN GROUP INTERNATIONAL, L.L.C. By Wirthlin Worldwide, LLC, its sole Member By Harris Interactive Inc., its sole Member
By:	/s/ Eric W. Narowski
	Name:	Eric W. Narowski
	Title:	Interim Chief Financial Officer

[Signature Page to Masters Securities Pledge Agreement]

LOUIS HARRIS & ASSOCIATES, INC.
By:	/s/ Eric W. Narowski
	Name:	Eric W. Narowski
	Title:	Interim Chief Financial Officer

GSBC OHIO CORPORATION
By:	/s/ Eric W. Narowski
	Name:	Eric W. Narowski
	Title:	Interim Chief Financial Officer

HARRIS INTERACTIVE ASIA, LLC By Wirthlin Worldwide, LLC, its sole Member By Harris Interactive Inc., its sole Member
By:	/s/ Eric W. Narowski
	Name:	Eric W. Narowski
	Title:	Interim Chief Financial Officer

[Signature Page to Masters Securities Pledge Agreement]

CERTIFICATE OF ACKNOWLEDGMENT FOR PLEDGORS

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)
     On this 24th day of June, 2010, before me, the undersigned notary public, personally appeared Eric W. Narowski, proved to me through satisfactory evidence of identification, which were personal acquaintance, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that she signed it voluntarily for its stated purpose as Interim Chief Financial Officer for HARRIS INTERACTIVE INC., a Delaware corporation, HARRIS INTERACTIVE INTERNATIONAL INC., a Delaware corporation, WIRTHLIN WORLDWIDE, LLC, a Delaware limited liability company, THE WIRTHLIN GROUP INTERNATIONAL, L.L.C., a Delaware limited liability company, LOUIS HARRIS & ASSOCIATES, INC., a New York corporation, HARRIS INTERACTIVE ASIA, LLC, a Delaware limited liability company, and GSBC OHIO CORPORATION, a Ohio corporation.

/s/ Beth Ela Wilkens
(official signature and seal of notary)

My commission expires:

[Notarial Seal]
[Acknowledgment to Masters Securities Pledge Agreement]

JP MORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Benedict A. Smith
	Name:	Benedict A. Smith
	Title:	Senior Vice President

[Signature Page to Masters Securities Pledge Agreement]

      The undersigned Issuers hereby join in the above Agreement for the sole purpose of consenting to and being bound by the provisions of Sections 4.1, 7 and 8 hereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Administrative Agent and Pledgors in carrying out such provisions.

HARRIS INTERACTIVE INTERNATIONAL INC.
By:	/s/ Marc H. Levin
	Name:	Marc H. Levin
	Title:	Secretary

WIRTHLIN WORLDWIDE, LLC By Harris Interactive Inc., its sole Member
By:	/s/ Marc H. Levin
	Name:	Marc H. Levin
	Title:	Secretary

THE WIRTHLIN GROUP INTERNATIONAL, L.L.C. By Wirthlin Worldwide, LLC, its sole Member By Harris Interactive Inc., its sole Member
By:	/s/ Marc H. Levin
	Name:	Marc H. Levin
	Title:	Secretary

LOUIS HARRIS & ASSOCIATES, INC.
By:	/s/ Marc H. Levin
	Name:	Marc H. Levin
	Title:	Secretary

[Signature Page to Masters Securities Pledge Agreement]

GSBC OHIO CORPORATION
By:	/s/ Marc H. Levin
	Name:	Marc H. Levin
	Title:	Secretary

HARRIS INTERACTIVE ASIA, LLC By Wirthlin Worldwide, LLC, its sole Member By Harris Interactive Inc., its sole Member
By:	/s/ Marc H. Levin
	Name:	Marc H. Levin
	Title:	Secretary

WIRTHLIN UK LIMITED
By:	/s/ Kimberly Till
	Name:	Kimberly Till
	Title:	Director

HARRIS INTERACTIVE SAS
By:	/s/ Robert Salvoni
	Name:	Robert Salvoni
	Title:	President

HARRIS INTERACTIVE AG
By:	/s/ Kimberly Till
	Name:	Kimberly Till
	Title:	President

2144798 ONTARIO INC.
By:	/s/ Marc H. Levin
	Name:	Marc H. Levin
	Title:	Secretary

[Signature Page to Masters Securities Pledge Agreement]

HARRIS INTERACTIVE ASIA (HOLDINGS) LIMITED
By:	/s/ Marc H. Levin
	Name:	Marc H. Levin
	Title:	Secretary

[Signature Page to Masters Securities Pledge Agreement]

ANNEX A TO PLEDGE AGREEMENT
None of the Issuers has any authorized, issued or outstanding shares of its capital stock, membership interests, partnership interests or other equity interests of any class or any commitments to issue any shares of its capital stock, membership interests, partnership interests or other equity interests of any class or any securities convertible into or exchangeable for any shares of its capital stock, membership interests, partnership interests or other equity interests of any class except as otherwise stated in this Annex A.

			Number of	Number of	Number of	Par or
	Record	Class of	Authorized	Issued	Outstanding	Liquidation
Issuer	Owner	Shares	Shares	Shares	Shares	Value
Louis Harris & Associates, Inc.	Harris Interactive Inc.	Common	200	10	10	No Par
Harris Interactive International Inc.	Harris Interactive Inc.	Common	3,000	100	100	$.01
GSBC Ohio Corporation	Harris Interactive Inc.	Common	100	100	100	No Par
Wirthlin UK Limited	The Wirthlin Group International, L.L.C.	Ordinary Shares	1,000,000	874,939	874,939	£1
Harris Interactive SAS	Harris Interactive International Inc.	Shares	102,656 shares	102,656 shares	102,656 shares	€1
Harris Interactive AG	Harris Interactive International Inc.	Registered No Par Value Shares	35,775 registered shares	35,775	32,706	No Par
2144798 Ontario Inc.	Harris Interactive International Inc.	Common	Unlimited	100	100	No Par
Harris Interactive Asia (Holdings) Limited	Harris Interactive International Inc.	Shares	1,000	1	1	HK$1

	Record
Issuer	Owner	Interest	Percentage Interest
Wirthlin Worldwide, LLC	Harris Interactive Inc.	Membership	100%
Harris Interactive Asia, LLC	Wirthlin Worldwide, LLC	Membership	100%
The Wirthlin Group International, L.L.C.	Wirthlin Worldwide, LLC	Membership	100%